SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

April 18, 2003

Date of Report (Date of Earliest Event Reported)

PRECISION AUTO CARE, INC.

(Exact Name of Registrant as specified in its Charter)

VIRGINIA	0-29478	54-1847851
(State or other jurisdisction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

748 Miller Drive, S.E., Leesburg, Virginia 20175
(Address of Principal executive offices and zip code)

(703) 777-9095
(Registrant’s telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets.

On April 18, 2003, Precision Auto Care, Inc. and certain of its subsidiaries (“PACI”) sold substantially of the assets of its Hydro Spray Car Wash Equipment Co., Ltd. subsidiary, thereby discontinuing the manufacturing segment.  The sale was made pursuant to an Asset Sales Agreement dated March 13, 2003 between PACI and Hydro Spray Acquisition Co., Ltd.  A copy of the Asset Sales Agreement is attached hereto as Exhibit 2.1.

Item 5.    Other Events.

On April 22, 2003, the registrant issued a press release announcing the sale of the assets of Hydro Spray.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

a) Financial statements of business acquired:

Not applicable

b) Pro forma financial information:

The required pro forma financial information is filed herein.

c)  Exhibits

Exhibit No.	Description
2.1	Asset Sales Agreement dated March 13, 2003, by and among Hydro Spray Car Wash Equipment Co., Ltd., WE JAC Corporation, Precision Auto Care, Inc., and Hydro Spray Acquisition Co., LLC.

99.1	Press Release dated April 22, 2003.

Precision Auto Care, Inc. Pro Forma Consolidated Financial Statements of Precision Auto Care, Inc.

The following unaudited pro forma condensed consolidated financial statements give effect to the sale of substantially all of the assets of Worldwide Drying Systems (Worldwide) and Hydro Spray Car Wash Equipment Co. (Hydro Spray), which occurred on March 13, 2003 and April 18, 2003, respectively. The sale of Worldwide for $300,000 included inventory and manufacturing equipment. A group led by Ernst Malas, a former director and consultant of Precision Auto Care, Inc., purchased Hydro Spray for $900,000. Included in the sales price for $900,000 for the assets of Hydro Spray was a note payable to the Company for $450,000, payable in 75 monthly payments of $6,000. As a result of these transactions, Precision Auto Care, Inc. retained accounts receivable relating to Worldwide, accounts payable relating to Worldwide, accrued payroll related expenses, and notes payable.  The unaudited pro forma condensed consolidated statements of income were prepared as if the sale had occurred as of the beginning of the periods presented (i.e. July 1, 2001, the first day of Precision Auto Care, Inc.’s fiscal year) and the unaudited pro forma condensed balance sheet was prepared as if the sale occurred as of December 31, 2002. These statements do not purport to represent what the results of operations or financial position of Precision Auto Care, Inc. would actually have been if the sale had occurred on the dates referred to above or to be indicative of the future results of operations or financial position of Precision Auto Care, Inc. The unaudited pro forma condensed consolidated financial statements should be read together with the audited financial statements and notes thereto as included in the Precision Auto Care, Inc. Form 10-K for the fiscal year ended June 30, 2002 and the unaudited Quarterly Reports on Form 10QSB for the periods ended September 30, 2002 and December 31, 2002.

Precision Auto Care, Inc. (PACI) Pro Forma Condensed Consolidated Balance Sheet- Unaudited

	December 31,
	2002
	(unaudited)
	PACI As Reported	(1) Pro Forma Adjustments	(1) Pro Forma

ASSETS

Current assets:
Cash and cash equivalents	$631,665	$750,000	$1,381,665
Accounts receivable, net	1,485,350	(741,020)	744,330
Inventory, net	1,105,334	(1,044,325)	61,009
Other assets	222,875	63,087 (2)	285,962
Total current assets	3,445,224	(972,258)	2,472,966

Property, plant and equipment, net	787,142	(217,299)	569,843
Goodwill, net	8,711,744	—	8,711,744
Deposits and other	174,036	323,901 (2)	497,937

Total assets	$13,118,146	$(865,656)	$12,252,490

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$5,138,446	$(1,214,173)	$3,924,273
Current maturities of long-term debt	292,114	(24,998)	267,116
Net liabilities from discontinued operations	—	162,381 (3)	162,381
Deferred revenue and other	887,716	(567,715)	320,001
Total current liabilities	6,318,276	(1,644,505)	4,673,771

Long-term debt, less current maturities	826,836	—	826,836
Deferred revenue and other	363,750	(16,813)	346,937
Total liabilities	7,508,862	(1,661,318)	5,847,544

Obligations subject to restructuring	5,098,570	—	5,098,570
Commitments and contingencies
2.0% redeemable preferred stock	5,180,000	—	5,180,000
Stockholders’ equity deficit:
Common stock	158,180	—	158,180
Additional paid-in capital	49,802,613	—	49,802,613
Accumulated deficit	(54,630,079)	795,662 (4)	(53,834,417)
Total stockholders’ deficit	(4,669,286)	795,662	(3,873,624)
Total liabilities and stockholders’ deficit	$13,118,146	$(865,656)	$12,252,490

Precision Auto Care, Inc. (PACI) Pro Forma Condensed Consolidated Statement of Income (Loss) - Unaudited For the Twelve Months Ended June 30, 2002

	PACI As Reported	(1) Pro Forma Adjustments	(1) Pro Forma

Net sales	$20,559,598	$(7,088,458)	$13,471,140
Costs and expenses:
Cost of sales	15,707,561	(6,609,586)	9,097,975
General and administrative expense	6,929,645	(2,171,262)	4,758,383
Depreciation expense	799,362	(119,498)	679,864
Amortization expense	1,369,513	—	1,369,513
Impairment charges	2,096,644	—	2,096,644
Other operating expense	163,300	—	163,300
Operating loss	(6,506,427)	1,811,888	(4,694,539)

Interest expense	(2,138,490)	—	(2,138,490)
Other income	1,010,541	(23,543)	986,998
Loss before income taxes	(7,634,376)	1,788,345	(5,846,031)
Provision for income taxes	65,000	—	65,000
Gain on disposal	—	$795,662 (4)	$795,662
Net loss	$(7,699,376)	$2,584,007	$(5,115,369)

Basic and diluted net loss per common share	$(0.69)	0.23	$(0.46)
Weighted average common shares outstanding - Basic and Diluted	11,119,168	11,119,168	11,119,168

Precision Auto Care, Inc. (PACI) Pro Forma Condensed Consolidated Statement of Income- Unaudited For the Six Months Ended December 31, 2002

	PACI As Reported	(1) Pro Forma Adjustments	(1) Pro Forma

Net sales	$8,878,431	$(2,802,260)	$6,076,171
Costs and expenses:
Cost of sales	5,941,328	(2,246,415)	3,694,913
General and administrative expense	2,728,024	(676,061)	2,051,963
Depreciation expense	246,080	(43,273)	202,807
Other operating expense	24,201	(19,082)	5,119
Operating (loss) income	(61,202)	182,571	121,369

Gain on debt restructuring	6,941,938	—	6,941,938
Interest expense	(704,397)	—	(704,397)
Other income	11,477	—	11,477
Income before income taxes	6,187,816	182,571	6,370,387
Provision for income taxes	—	—	—
Net income	$6,187,816	$182,571	$6,370,387

Basic and diluted net income per common share	$0.44	$0.01	$0.45
Weighted average common shares outstanding - Basic	14,165,025	14,165,025	14,165,025
Weighted average common shares outstanding - Diluted	14,175,825	14,175,825	14,175,825

Precision Auto Care, Inc. (PACI) Notes to Pro Forma Condensed Consolidated Financial Statements

1. These unaudited pro forma financial statements present results of operations as if the sale of  Hydro Spray Car Wash Equipment Co., Ltd. and Worldwide Drying Systems, Inc. occurred as of July 1, 2001 (the first day of Precision Auto Care, Inc.’s fiscal year) and present financial position as if the sale occurred on December 31, 2002. The pro forma adjustments include the elimination of the operating results of Hydro Spray Car Wash Equipment Co. and Worldwide Drying Systems for the periods presented, as well as additional adjustments described below. The gross cash proceeds from the sale of Hydro Spray Car Wash Equipment Co. and Worldwide Drying Systems totaled $750,000.

2. Note Receivable

Included in the $900,000 sales price for the assets of Hydro Spray Car Wash Equipment Co. was a note payable to PACI for $450,000, payable in 75 monthly payments of $6,000.

3. Net Liabilities

As a result of the sale of Hydro Spray Car Wash Equipment Co. and Worldwide Drying Systems, Precision Auto Care, Inc. retained accounts receivable relating to Worldwide Drying Systems, accounts payable relating to Worldwide Drying Systems, accrued payroll related expenses, and notes payable.

4. Loss on Sale

The pro forma balance sheet reflects a decrease to accumulated deficit of $795,662 representing the net gain on the sale of Hydro Spray Car Wash Equipment Co. and Worldwide Drying Systems. The pro forma income statement for the fiscal year ending June 30, 2002 reflects a gain on disposal of $795,662 representing the net gain on the sale of Hydro Spray Car Wash Equipment Co. and Worldwide Drying Systems.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Precision Auto Care, Inc.
(Registrant)

Date: May 1, 2003	By:	/s/ Robert R. Falconi
Robert R. Falconi
Executive Vice President & COO